UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2025
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Arhaus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41009 (Commission File Number)	87-1729256 (I.R.S. Employer Identification Number)
51 E. Hines Hill Road, Boston Heights, Ohio
(Address of Principal Executive Offices)
44236
(Zip Code)
(440) 439-7700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ARHS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2025, Lisa Chi separated from Arhaus, Inc. (the “Company”). Ms. Chi previously served as the Company’s
Chief Merchandising Officer.

Item 5.07 - Submission of Matters to a Vote of Security Holders.
Annual Meeting Results
The Annual Meeting of the Stockholders of the Company was held on May 15, 2025. The following matters were voted on at the Annual Meeting, and the results were as follows:
(i) Election of Albert Adams, Stuart Burgdoerfer, John Kyees, and John Roth as Directors of the Company. The nominees were elected as Directors with the following votes:
Albert Adams

For	900,734,657
Withheld	10,829,624
Broker Non-Votes	5,871,531
Stuart Burgdoerfer

For	909,449,277
Withheld	2,115,004
Broker Non-Votes	5,871,531
John Kyees

For	895,144,733
Withheld	16,419,548
Broker Non-Votes	5,871,531

John Roth

For	895,109,433
Withheld	16,454,848
Broker Non-Votes	5,871,531
In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: Bill Beargie, Alexis DePree, Rick Doody, Andrea Hyde, Gary Lewis and John Reed.
(ii) The proposal to approve, on an advisory basis, the Company's named executive officer compensation was approved with the following votes:

For	909,938,353
Against	1,613,000
Abstained	12,928
Broker Non-Votes	5,871,531
(iii) The proposal to approve the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending December 31, 2025 was approved with the following votes:

For	917,396,282
Against	22,046
Abstained	17,484
Broker Non-Votes	—
For information on how the votes for the above matters were tabulated, see the Company’s Definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on May 15, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 20th day of May, 2025.

ARHAUS, INC.

By:	/s/ Michael Lee
Name:	Michael Lee
Title:	Chief Financial Officer